SUBSIDIARY GUARANTEE AGREEMENT

This SUBSIDIARY GUARANTEE AGREEMENT is dated as of September 5, 2017 among SPYR, Inc., a Nevada corporation (the “Borrower”), SPYR APPS, LLC (the “Guarantor”) and Berkshire Capital Management, Inc. (the “Lender”).

Reference is made to the Revolving Credit Loan Agreement dated as of September 5, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower and the Lender pursuant to which the Lender has agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lender to extend such credit is conditioned upon, among other things, the execution and delivery of this Agreement. The Guarantor is a Subsidiary of the Borrower and an affiliate of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lender to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Guarantee.

(a)	The Guarantor hereby irrevocably and unconditionally guarantees as a primary obligor and not merely as a surety, the payment when and as due of all the obligations of Borrower under the Credit Agreement (the “Obligations”);

(b)	The Guarantor further agrees that the due and punctual payment of the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

SECTION 2. Guarantee of Payment. The Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not merely of collection, and waives any right to require that any resort be had by Lender to any balance of any deposit account or credit on the books of Lender in favor of any Borrower or any other person.

SECTION 3. Security. Payment of all sums due and payable hereunder shall be secured by a first lien on all of the Guarantor’s assets, whether now existing or hereafter acquired, as further provided in the Security Agreement attached hereto as Exhibit A.

SECTION 4. No Limitations, Etc.

(a)	Except for termination of Guarantor’s obligations hereunder as expressly provided in Section 16, the obligations of Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of any impossibility in the performance of any of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall not be affected by: (i) the failure of Lender to assert any claim or demand or to enforce any right or remedy against the Borrower under the provisions of the Credit Agreement or otherwise; (ii) any extension or renewal of any of the Obligations; (iii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, the Credit Agreement or any other agreement; (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (v) any other act, omission or delay to do any other act that may or might in any manner or to any extent vary the risk of Guarantor.

(b)	The Lender may, at its election, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or exercise any other right or remedy available to it against the Borrower, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Obligations guaranteed hereunder by such Guarantor have been paid in full in cash.
1

SECTION 5. Agreement to Pay; Indemnity: Contribution. In furtherance of the foregoing and not in limitation of any other right which Lender may have at law or in equity against the Guarantor by virtue hereof, upon the failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will, upon receipt of written demand by Lender, forthwith pay, or cause to be paid, to Lender in cash the amount equal to the unpaid principal amount of such Obligations then due, together with accrued and unpaid interest thereon. The Borrower agrees to indemnify the Guarantor for the full amount of such payment and, until such indemnification obligation shall have been satisfied, the Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment.

SECTION 6. Information. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that the Lender will have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

SECTION 7. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 17 of the Credit Agreement. All communications and notices hereunder to the Guarantor shall be given to it in care of the Borrower as provided in Section 17 of the Credit Agreement.

SECTION 8. Binding Effect. This Agreement shall become effective as to the Guarantor when a counterpart hereof executed on behalf of the Guarantor shall have been delivered to the Lender and a counterpart hereof shall have been executed on behalf of the Lender, and thereafter shall be binding upon the Guarantor and the Lender and their respective permitted successors and assigns, and shall inure to the benefit of the Guarantor, the Lender and their respective successors and assigns, except that the Guarantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.

SECTION 9. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantor or the Lender that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. This Agreement shall not be assignable by the Guarantor without the prior written consent of Lender.

SECTION 10. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. Waivers: Amendment.

(a)	No failure or delay by Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender hereunder and under the Credit Agreement are cumulative and are not exclusive of any rights or remedies that it would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 11, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.
2

(b)	Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into between the Lender and the Guarantor with respect to which such waiver, amendment or modification is to apply.

SECTION 12. Severability. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

SECTION 13. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 8. Delivery of an executed signature page to this Agreement by facsimile or email transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 14. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 15. Jurisdiction: Consent to Service of Process.

(a)	The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County or the Town of Scarsdale and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Credit Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State. Nothing in this Agreement or the Credit Agreement shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement or the Credit Agreement against the Borrower or its properties in accordance with the Credit Agreement.

(b)	The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Credit Agreement in any court referred to in paragraph (a) of this Section 15. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 16. Termination. The guarantee of the Guarantor hereunder shall be automatically terminated when all Obligations guaranteed by the Guarantor have been paid in full and the Lender has no further commitment under the Credit Agreement to lend to the Borrower whose Obligations are guaranteed by the Guarantor hereunder.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SPYR, INC., as Borrower,

By:
Name:	James R. Thompson
Title:	CEO and President
3

SPYR APPS, LLC, as Guarantor,

By:
Name:	James R. Thompson
Title:	Manager

BERKSHIRE CAPITAL MANAGEMENT, INC. as Lender,

By:
Name:	Joseph Fiore
Title:	President

4

STATE OF COLORADO

UNIFORM COMMERCIAL CODE—SECURITY AGREEMENT

Debtor:

Name: SPYR APPS, LLC

(Exact Legal Name Required)

Address:

Residence: Not Applicable

(Street, City, State, Zip)

Business: 4643 S. Ulster St., Ste. 1510, Denver, CO 80237

(Street, City, State, Zip)

Secured Party:

Name: BERKSHIRE CAPITAL MANAGEMENT CO., INC.

Address: 670 WHITE PLAINS ROAD, SUITE 120, SCARSDALE, NY 10583

(Street, City, State, Zip)

Debtor, for consideration, hereby grants to Secured Party a security interest in ANY AND ALL OF DEBTOR’S ASSETS, INCLUDING BUT NOT LIMITED TO the following property and any and all additions, accessions and substitutions thereto or therefore (hereinafter called the “COLLATERAL”):

ACCOUNTS; COMMON STOCK, EQUIPMENT; FIXTURES; GENERAL INTANGIBLES; GOODS; INSTRUMENTS; INVENTORY; CHATTEL PAPER; COMMERCIAL TORT CLAIMS; DOCUMENTS; PAYMENT INTANGIBLES; CONTRACT RIGHTS; INTELLECTUAL PROPERTY; AND PROCEEDS IN ANY MANNER RELATED TO THE BUSINESS OF DEBTOR.

To secure Debtor’s indebtedness evidenced by that certain promissory note of even date herewith, made by SPYR, INC., payable to the Secured Party, or order, as follows:

FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) PLUS INTEREST AND OTHER SUMS THAT MAY BE DUE THEREUNDER WITH A MATURITY DATE OF FEBRUARY 28, 2018.

DEBTOR EXPRESSLY WARRANTS AND COVENANTS:

1.       That except for the security interest granted hereby, Debtor is, or to the extent that this agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrances; and that Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

2.       The Collateral is used or bought primarily for:

☐       Personal, family or household purposes;

☐       Use in farming operations;

☑       Use in business.

3.       That Debtor’s residence, state of organization or chief executive office is as stated herein, and the Collateral will be kept at

THE RESIDENCE OR BUSINESS ADDRESS OF DEBTOR ABOVE STATED

(Street, City, County, State, Zip)

5

4.       If any of the Collateral is oil, gas, or minerals to be extracted or timber to be cut, or goods which are or are to become fixtures, said Collateral concerns the following described real estate situate in the County of ___________ and State of Colorado: N/A

5.       Promptly to notify Secured Party of any change in the location of the Collateral.

6.       To pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

7.       Not to permit or allow any adverse lien, security interest or encumbrance whatsoever upon the Collateral and not to permit the same to be attached or replevined.

8.       That the Collateral is in good condition, and that Debtor will, at Debtor’s own expense, keep the same in good condition and from time to time, forthwith, replace and repair all such parts of the Collateral as may be broken, worn out, or damaged without allowing any lien to be created upon the Collateral on account of such replacement or repairs, and that the Secured Party may examine and inspect the Collateral at any time, wherever located.

9.       That Debtor will not use the Collateral in violation of any applicable statutes, regulations or ordinances.

10.       The Debtor will keep the Collateral at all times insured against risks of loss or damage by fire (including so-called extended coverage), theft and such other casualties as the Secured Party may reasonably require, including collision in the case of any motor vehicle, all in such amounts, under such forms of policies, upon such terms, for such periods, and written by such companies or underwriters as the Secured Party may approve, losses in all cases to be payable to the Secured Party and the Debtor as their interest may appear. All policies of insurance shall provide for at least ten days’ prior written notice of cancellation to the Secured Party; and the Debtor shall furnish the Secured Party with certificates of such insurance or other evidence satisfactory to the Secured Party as to compliance with the provisions of this paragraph. The Secured Party may act as attorney for the Debtor in making, adjusting and settling claims under or cancelling such insurance and endorsing the Debtor’s name on any drafts drawn by insurers of the Collateral.

UNTIL DEFAULT Debtor may have possession of the Collateral and use it in any lawful manner, and upon default Secured Party shall have the immediate right to the possession of the Collateral.

DEBTOR SHALL BE IN DEFAULT under this agreement upon the happening of any of the following events or conditions:

(a)       default in the payment or performance of any obligation, covenant or liability contained or referred to herein or in any note evidencing the same;

(b)       the making or furnishing of any warranty, representation or statement to Secured Party by or on behalf of Debtor which proves to have been false in any material respect when made or furnished;

(c)       loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy seizure or attachment thereof or thereon;

(d)       death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of

6

any proceeding under any bankruptcy or insolvency laws of, by or against Debtor or any guarantor or surety for Debtor.

UPON SUCH DEFAULT and at any time thereafter, or if it deems itself insecure, Secured Party may declare all Obligations secured hereby immediately due and payable and shall have the remedies of a secured party under Article 9 of the Colorado Uniform Commercial Code. Secured Party may require Debtor to assemble the Collateral and deliver or make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Expenses of retaking, holding, preparing for sale, selling or the like shall include Secured Party’s reasonable attorneys’ fees and legal expenses (including the allocated fees and expenses of in-house counsel) and such portion of the Secured Party’s overhead as it may in its reasonable judgment deem allocable to and includable in such expenses.

No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. The taking of this Security Agreement shall not waive or impair any other security Secured Party may have or hereafter acquire for the payment of the above indebtedness, nor shall the taking of any such additional security waive or impair this Security Agreement; but Secured Party may resort to any security it may have in the order it may deem proper, and notwithstanding any collateral security, Secured Party shall retain its rights of set-off against Debtor.

All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all promises and duties of Debtor shall bind Debtor’s heirs, executors or administrators or Debtor’s successors or assigns. If there be more than one Debtor, their liabilities hereunder shall be joint and several.

Dated: September 5, 2017

Debtor:

SPYR APPS, LLC

__________________________________________

By: James R. Thompson, Manager

7